Fees Summary	Oct. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,176,535.68
Previously Paid Amount	0.00
Total Fee Amount	189.36
Total Offset Amount	0.00
Net Fee	$ 189.36